Subsequent Events (Detail Textual) - Subsequent Event [Member] - USD ($)		1 Months Ended
	Jan. 19, 2016	Jan. 29, 2016
Subsequent Event [Line Items]
Common shares issued for payment of interest in lieu of cash, shares	1,570,681
Common shares issued for payment of interest in lieu of cash	$ 60,000
Business acquisition, ownership percentage		95.00%
Merger agreement, Description		The Company filed a 14A and is awaiting approval from the SEC on certain proposals to amend the Articles of Incorporation to increase of the authorized shares of common stock to 100,000,000 shares, to effect the creation of 5,000,000 shares of "blank check" preferred stock, to approve a reverse stock split of the common stock 1 for 250, and to change the name of the corporation to Ecoark Holdings Inc. Upon approval by the SEC, it is anticipated that the merger will be completed in March 2016.